EXHIBIT 10H
                        PREMARK INTERNATIONAL, INC.
                            STOCK OPTION PLAN
                              (as amended)

     1. Purposes. The purposes of the Premark International, Inc. Stock Option Plan (the "Plan") of Premark International, Inc. ("Premark") and its Affiliates (collectively, the "Corporation") are to promote the long-term financial interests of the Corporation, including its growth, by (i) attracting and retaining executive personnel possessing outstanding ability;
(ii) motivating executive personnel, by means of growth-related incentives, to achieve long-range growth goals; (iii) providing incentive compensation opportunities which are competitive with those of other major corporations; and (iv) furthering the identity of interests of Participants with those of the stockholders of Premark, through opportunities for increased stock ownership in Premark.

     2. Definitions. The following definitions are applicable to the Plan:

          "Affiliate"--means any subsidiary or parent corporation of Premark or any other corporation, partnership, association, joint venture or other entity in whose decisions regarding management thereof, or the production or marketing of products or services produced or marketed thereby, Premark or any such subsidiary or parent corporation participates either directly or indirectly (whether through stock ownership, by contract, through the power to appoint key personnel or otherwise).

          "Change of Control"--means the following events:

               (a) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than Premark or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of Premark's then outstanding voting securities;

               (b) The first purchase under a tender offer or exchange offer, other than an offer by Premark or any of its subsidiaries, pursuant to which shares of Common Stock have been purchased;

               (c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Premark cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of Premark of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

               (d) Approval by stockholders of Premark of a merger, consolidation, liquidation or dissolution of Premark, or of the sale of all or substantially all of the assets of Premark.

          "Committee"--means the committee referred to in section
3 hereof.

          "Common Stock"--means the common stock of Premark.

          "Disinterested Person"--means any director of Premark, who, at the time discretion under the Plan is exercised, is not eligible, and who has not at any time within one year prior thereto been eligible, for selection as a Participant in the Plan or as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to any other plan of Premark or any of its affiliates (as that term is used in the 1934 Act) entitling the participants therein to acquire stock, stock options or stock appreciation rights of Premark or any of such affiliates.

          "Participant"--means any employee of the Corporation who is selected by the Committee to participate in the Plan.

     3. Administration. The Plan shall be administered under the direction of a Committee of the Board of Directors of Premark consisting of three or more members, each of whom is to be a Disinterested Person. The members of the Committee, presently known as the Compensation and Employee Benefits Committee, shall be appointed by the Board of Directors of Premark. The Committee shall have sole and complete authority to (i) select the Participants; (ii) grant stock options; (iii) determine the number of shares of Common Stock to be subject to each option to be awarded to each of the Participants under the Plan (subject to the limitations of sections 4 and 5 hereof); (iv) grant stock appreciation rights in connection with stock options granted under the Plan; (v) determine the terms and conditions on which grants of stock options and stock appreciation rights shall be made under the Plan; (vi) prescribe the form and terms of instruments evidencing such grants; and (vii) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan, all subject to its express provisions.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be the acts of the Committee.

     4. Participation. The Committee may select from time to time Participants in the Plan from those employees of the Corporation who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Corporation; provided, however, that no employee shall be eligible for the grant of an option or options to purchase and/or a stock appreciation right or rights exercisable with respect to more than an aggregate of 10% of the maximum number of shares reserved under the Plan. No employee shall have the right to be selected as a Participant nor, having been so selected, to be selected as a Participant again.

     5. Stock Subject to Option. The maximum number of shares of Common Stock which shall be reserved for issuance under the Plan shall not exceed 5,500,000 shares, subject to adjustment by the operation of section 13 hereof. Such shares may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares, as the Committee may from time to time determine. If options granted under the Plan shall terminate by reason of expiration, surrender for cancellation or otherwise without being wholly exercised, or for any reason become unexercisable as to any shares, new options may be granted under the Plan covering the number of shares to which such termination relates or as to which such options have become unexercisable; provided, however, that no new options may be granted with respect to any shares which shall be deemed to have been purchased under the Plan upon the exercise of stock appreciation rights as provided in section 9 hereof.

     6. Price. The purchase price per share under each option granted under the Plan shall be as determined by the Committee, in the exercise of its discretion, at the time the option is granted.

     7. Terms and Conditions of Options. The Committee shall have full and complete authority subject to the limitations of the Plan, to grant stock options and to prescribe terms and conditions (which need not be identical as among optionees) in respect of the granting or exercise of any option under the Plan, and in particular shall prescribe the following terms and conditions: (i) the duration of the option, which shall not exceed 10 years and one day from the date on which the option is granted; (ii) the manner, time and rate (cumulative or otherwise) of exercise of such options, except that no option granted under the Plan shall be exercisable until one year after the effective date of the grant thereof, except as provided in section 12, unless there shall occur within such one-year period either a Change of Control or a transaction referred to in paragraph (b) of section 11 (provided that in the latter event the Committee shall determine to accelerate exercisability); and (iii) the restrictions, if any, to be placed upon such options or upon the shares which are issued upon exercise of such options; provided, however, that (y) in the case of an optionee receiving a grant or grants of an incentive stock option (within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Code")) in any calendar year ending on or before December 31, 1986, the aggregate fair market value (determined at the time such option is granted) of the Common Stock for which any such optionee may be granted an incentive stock option under the Plan (and any other stock option plan of Premark and its parent and subsidiary corporations within the meaning of Section 422A(b)(8) of the
Code) shall not exceed $100,000 plus any unused carryover limit to such year (within the meaning of Section 422A(b)(8) of the Code) and (z) in the case of an optionee receiving a grant or grants of an incentive stock option in any calendar year beginning after 1986 under the Plan and such other plans, the aggregate fair market value (determined at the time any such option is granted) of the Common Stock with respect to such option or options are exercisable by an optionee for the first time during any such calendar year shall not exceed $100,000. To the extent that any options which are granted within the terms of the Plan qualify under present or future law for tax treatment that is beneficial to an optionee, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee, and to the extent that any such options could so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant options that so qualify (including the authority to grant, simultaneously or otherwise, options which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among optionees) in respect to the grant or exercise of any such option under the Plan.

     8. General Terms and Conditions of Exercise. (a) Except as provided in sections 11 and 12 hereof, no option may be exercised unless the optionee, at the time he or she exercises his or her option, is an employee of, and has continuously since the grant of his or her option been an employee of, the Corporation. Absence or leave, if approved by an authorized representative of the Corporation, shall not be considered an interruption or termination of employment for any purpose of the Plan.

     (b) The Committee may, as a condition of granting any stock option, require the optionee to agree that he or she will not thereafter exercise one or more stock options previously granted to him or her.

     (c) To exercise an option under the Plan, the optionee shall give written notice to the Corporation in form satisfactory to the Committee, specifying the number of option shares which he or she then elects to purchase, together with payment of the full option price of the shares being purchased; provided, however, that during the 60-day period from and after a Change of Control (other than a Change of Control initiated by a Participant) (x) an optionee who is an officer or director of Premark (within the meaning of Section 16 of the 1934 Act, and the rules and regulations promulgated thereunder) with respect to an option that is unaccompanied by a stock appreciation right granted at least six months prior to the date of exercise pursuant to this proviso and (y) all other optionees who are not officers and directors with respect to any or all of their respective options that are unaccompanied by stock appreciation rights shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full option price of the shares of Common Stock being purchased under the option and by giving written notice to the Corporation in form satisfactory to the Committee, to elect (within such 60-day period) to surrender all or part of the option to the Corporation and to receive in cash an amount equal to the amount by which the fair market value per share of the Common Stock on the date of exercise shall exceed the option price per share under the option multiplied by the number of shares of Common Stock granted under the option as to which the right granted by this proviso shall have been exercised.

     As used in this paragraph (c) of section 8 with respect to an election by an optionee to receive cash in respect of an option that does not qualify as an incentive stock option (within the meaning of Section 422A of the Code) the term "fair market value" shall mean the higher of (x) the highest reported sales price, regular way, of a share of the Common Stock on the Composite Tape for New York Stock Exchange Listed Stocks (the "Composite Tape") during the 60-day period prior to the first date of actual knowledge by the Premark Board of Directors of a Change of Control and (y) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (a), (b) or (d) of the definition of Change of Control set forth in section 2, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (a) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition).

     The date of exercise shall be the date on which such notice is received by the Corporation. Payment to the Corporation shall be made either (i) in cash (including check, bank draft or money order), or (ii) at the discretion of the Committee, by delivering (A) shares of Common Stock already owned by the optionee and having a fair market value equal to the exercise price applicable to such option, or the portion thereof being exercised, such fair market value to be determined in such appropriate manner as may be provided for by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such shares. Notwithstanding the foregoing, at the discretion of the Committee, payment requirements may be satisfied by cashless exercise as permitted by the Federal Reserve Board's Regulation T, subject to applicable securities law and state corporation law requirements.

     (d) An option granted under the Plan may provide that the Corporation's obligation to deliver shares of Common Stock under such option is conditioned upon the receipt of a representation as to the investment intention of the optionee in such form as the Committee shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation. Such option may further provide that any representation requirement shall become inoperative upon a registration of the shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation.

     (e) An option granted under the Plan shall be exercisable during the optionee's lifetime only by the optionee.

     9. Stock Appreciation Rights. Stock appreciation rights may be granted by the Committee in connection with all or any part of any option granted under the Plan either at the time of the grant of such option or at any time thereafter during the term of the option in order to further the purposes of the Plan. A stock appreciation right shall, upon its exercise, entitle the holder of the related option, to the extent unexercised, to surrender the related option, in whole or part, and to receive a number of shares of Common Stock, or cash, or partly such shares and partly cash, determined as hereinafter set forth.

          (a) The Committee shall have sole authority to determine the Participants who are to be granted stock appreciation rights under the Plan, the portion of an option to which such rights relate, and the limitations, if any, to be imposed upon such rights. To the extent that any stock appreciation rights which are granted within the terms of the Plan qualify under present or future law for tax treatment that is beneficial to an optionee, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee, and to the extent that any such stock appreciation rights could so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant stock appreciation rights that so qualify (including the authority to grant simultaneously or otherwise, stock appreciation rights which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among optionees) in respect to the grant or exercise of any such stock appreciation right under the Plan. Stock appreciation rights shall be subject to such other terms and conditions, not inconsistent with the Plan, under which the related option shall be granted as shall from time to time be determined by the Committee, and to the following terms and conditions:

               (i)  A stock appreciation right shall be
exercisable at such time or times and to the extent, but only to the extent, that the option to which it relates shall be exercisable, and shall be exercisable only by the person by whom the option to which it relates shall be exercisable; provided, however, that no stock appreciation right granted under the Plan to an officer of director of Premark (within the meaning of Section 16 of the 1934 Act, and the rules and regulations promulgated thereunder) shall be exercised during the first six months of its term.

               (ii) To exercise a stock appreciation right under the Plan, the optionee shall give written notice to the Corporation in form satisfactory to the Committee, specifying the number of shares in respect of which the stock appreciation right shall be exercised. The date of exercise shall be the date on which such notice is received by the Corporation. Upon exercise of the stock appreciation right, the optionee thereof shall be entitled, subject to any limitations or restrictions set forth in the stock appreciation right grant or in the Plan, to receive a whole number of shares of Common Stock equal (or as nearly equal as practicable, disregarding fractions) in aggregate fair market value to the amount by which the fair market value per share of Common Stock on the date of such exercise shall exceed the option price per share of the related option multiplied by the number of shares of Common Stock in respect of which the stock appreciation right shall have been exercised. All or any part of the obligation arising out of the exercise of a stock appreciation right may be settled, at the sole discretion of the Committee, by the payment of cash, currently or deferred for a period specified by the Committee, at the time such payment is deferred, in an amount equal to the aggregate fair market value of the whole number of shares that would otherwise be delivered under the preceding sentence. In the event of payment of such amount on a deferred basis, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum to be determined by the Committee.

               (iii) Any exercise by an optionee of his or her stock appreciation rights which results in receipt of any cash by the optionee shall be made only in compliance with any applicable rules or regulations of the Securities and Exchange Commission exempting such exercise from the operation of Section 16(b) of the 1934 Act, and any other applicable law, rule, regulation or other provision that may hereafter relate to the exercise and cash settlement rights of stock appreciation rights under the Federal securities laws.

          (b) To the extent that a stock appreciation right shall be exercised, the stock option in connection with which such stock appreciation right shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitation as to the number of shares that may be reserved under the Plan and under the related option.

          (c) As used in paragraph (a)(ii) of this section 9, "fair market value" shall be the average of the high and low quoted sales prices of a share of Common Stock on the Composite Tape on the date of exercise or, if there is no reported sale on that day, on the last preceding date on which any reported sale occurred; provided, however, that during the 60-day period from and after a Change of Control "fair market value" with respect to a stock appreciation right which is related to an option that does not qualify as an incentive stock option (within the meaning of Section 422A of the Code) shall mean the higher of (x) the highest reported sales price, regular way, per share of the Common Stock on the Composite Tape during the 60-day period prior to the first date of actual knowledge by the Premark Board of Directors of a Change of Control and (y) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (a), (b) or (d) of the definition of Change of Control set forth in section 2, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (a) shall be the highest price per share of the Common Stock as reflected in a
Schedule 13D filed by the person having made the acquisition).

     10. Assignments and Transfers. The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     11. Termination of Employment. (a) If an optionee shall cease to be employed by the Corporation for any reason (including disability or retirement), other than death or for cause, he or she may, but in no event after the expiration date of his or her option (the "Expiration Date"), exercise all or part of his or her option or related stock appreciation right, if any (whether or not wholly exercisable at the date of such cessation of employment), subsequent to the date of such cessation of employment if and to the extent expressly specified in the applicable instrument or instruments evidencing the grant of the option or stock appreciation right (or under the circumstances set forth in paragraph (b) of this section 11, if the Committee takes the action referred to in clause (ii) thereof). If an optionee's employment by the Corporation is terminated for cause, all rights under his or her option and any related stock appreciation right shall expire immediately upon the giving to him or her of the notice of such termination. The Plan and the options and any stock appreciation rights granted pursuant to it shall not confer upon any optionee any right with respect to continuation of employment by the Corporation, and neither the Plan nor any such option or stock appreciation right shall interfere in any way with his or her right, or the Corporation's right, to terminate his or her employment at any time.

     (b) In the event that the Corporation shall diminish or eliminate its ownership interest in any Operating Unit (whether by distribution to the stockholders of the Corporation, by sale to a person other than the Corporation, or otherwise) so that such Operating Unit shall cease to be an Affiliate, then, with respect to options and stock appreciation rights held by employees of such Operating Unit who subsequent to such event shall not be employees of the Corporation, the Committee may (either prior or subsequent to such event) take such action and make such adjustments as the Committee shall determine, and, without limiting the foregoing, the Committee may (i) accelerate the exercisability of options and stock appreciation rights to the extent not yet otherwise exercisable and (ii) extend the period during which options or stock appreciation rights shall be exercisable to a date subsequent to the date when such option or stock appreciation rights would otherwise have expired by reason of the termination of such employee's employment with the Corporation without regard to any limitation as the Committee may specify as described in paragraph (a) of this section 11 (but in no event to a date later than the Expiration Date); provided, however, that the Committee shall not take any action or make any adjustment pursuant to this section inconsistent with the proviso of the first sentence of section 8(c), or with the second sentence of section 8(c), or with the proviso of section 9(c), or with section 17. As used herein, "Operating Unit" shall mean any division, group, subsidiary or other operating unit of the Corporation which is designated as such by the Committee.

     12. Death of Optionee. (a) In the event of the death of an optionee while in the employ of the Corporation or within a period after such employment ceases during which an option is exercisable by him or her under section 11 hereof, any option or stock appreciation right theretofore granted to him or her shall be exercisable in full, if such death occurs prior to cessation of employment; or, to the extent that the employee was entitled to exercise the option on the date of cessation of employment, if such death occurs subsequent to cessation of employment, by the person to whom such option or stock appreciation right is transferred by will or the laws of descent and distribution, at any time within a period of one year succeeding the date of death of such optionee, but in no event later than the last date on which the optionee could have exercised the option or stock appreciation right had he or she not died.

     (b) Following the death of any employee who holds an option granted under the Plan, irrespective of whether stock appreciation rights shall have theretofore been granted to him or her in connection with such option, and upon the surrender of such option, the Committee may, as an alternative means of settlement of such option, elect to pay, currently or on a deferred basis, to the person to whom such option is transferred by will or by the laws of descent and distribution the amount by which the fair market value per share on the date of such election shall exceed the option price per share multiplied by the number of shares which remain exercisable under such option. In the event that the Committee elects to pay such amount on a deferred basis, it shall have discretion to determine the period of time during which such payment is to be deferred (to be specified by the Committee at the time such payment is deferred) and there shall be credited at the end of each year (or portion thereof), during such period interest on the amount deferred at the beginning of such year at a rate per annum to be determined by the Committee. The number of shares subject to an option so surrendered shall be charged against the maximum limitation as to the number of shares that may be reserved under the Plan, as specified in sections 5 and 13 hereof. As used in the foregoing, "fair market value" shall be the average of the high and low quoted sales prices of a share of Common Stock on the Composite Tape on the date of such election or, if there was no reported sale on that date, on the last preceding date on which any reported sale occurred.

     13. Adjustments upon Changes in Capitalization. The options and stock appreciation rights granted under the Plan may contain such provisions as the Committee may determine with respect to adjustments to be made in the number and kind of shares covered and in the option price in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, spin-off or any other change in the corporate structure or shares of Premark and, in the event of any such change, the aggregate number and kind of shares available under the Plan and the maximum number of shares as to which options and stock appreciation rights may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     14. Delivery and Registration of Stock. The Corporation shall not be required to deliver any shares of stock upon the exercise of an option or stock appreciation right prior to (a) the admission of such shares to listing on any stock exchange on which Common Stock may then be listed, and (b) the completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     15. Employee Rights Under the Plan. No employee or other person shall have any claim or right to be granted an award under the Plan or any other incentive bonus or similar plan of the Corporation. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation.

     16. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a stock appreciation right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive shares of Common Stock pursuant to the exercise of a stock option or a stock appreciation right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay to the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition of shares of Common Stock acquired pursuant to the exercise of an incentive stock option as defined in Section 422A of the Code, the Corporation shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition.

     17. Amendments or Termination. The Board of Directors of Premark may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in section 13 hereof) no amendment shall be made without approval of the stockholders of Premark, which shall (i) increase the total number of shares of Common Stock which may be sold under the Plan, (ii) change the class of employees eligible to participate in the Plan or (iii) withdraw the direction of the administration of the Plan from the Committee; provided that no such amendment, suspension or termination shall impair the rights of any Participant, without his or her consent, in any option or stock appreciation right theretofore granted under the Plan.

     18. Effective Date and Term of the Plan. The effective date of the Plan shall be November 1, 1986. No stock option or stock appreciation right shall be granted under the Plan after November 1, 1996.

Adopted by the Board of Directors of the Corporation on October
28, 1986 and approved by the sole Stockholder of the Corporation on October 31, 1986; and amended by the Board of Directors on February 6, 1991 and approved by the Stockholders of the Corporation on May 1, 1991.